CREDIT FACILITY

$300,000.00                                                   August 3, 1993
Riverton, Wyoming

      In consideration for making Three Hundred Thousand Dollars ($300,000.00) available from The Brunton Company, 620 East Monroe Avenue, Riverton, Wyoming 82501, to U.S. Energy Corp., a Wyoming corporation with offices at 877 North 8th West, Riverton, Wyoming 82501, the Parties agree to the following terms. U.S. Energy Corp. ("Maker") may borrow from The Brunton Company ("Payee") up to $300,000.00 during the next 90 days. Each borrowing shall be evidenced by a promissory note duly executed by Maker with a promise to pay Payee all such draw-downs up to $300,000.00, plus interest thereon at the rate of ten percent (10%) per annum from the date of such note(s) and due on or before October 19, 1993 (hereafter "Maturity").

      All or any portion of the principal of and accrued interest on the promissory note(s), may be paid in cash or with securities as herein provided at the option of Payee. If Payee elects to receive common stock of U.S. Energy Corp., Maker shall deliver to The Brunton Company up to 100,000 shares of the $.01 par value common stock of U.S. Energy Corp. fully paid and nonassessable with restrictions as to transfer, on the basis of $3.00 per share. It is understood that if Maker only borrows a portion of the $300,000.00, then the number of shares that may be issued upon request of Payee, shall be based on $3.00 per share to pay or apply to such indebtedness. At any time before Maturity or an offer by Maker to pay back all or a part of the loan, Payee shall give Maker notice of its election within five (5) days of such notice from Payee that it intends to take all or part of the shares of Maker's stock in lieu of cash to pay on the borrowings. The Borrowings shall be payable in Maker's stock only upon notice from Payee to Maker of such election, which notice shall specify how much of the borrowings are to be paid in stock and how much in cash.

      As soon a practicable after Payee's notice, Maker shall cause the shares to be issued and delivered to Payee and upon further notice from Payee of its election to have the shares registered, Maker shall register such common shares under the law to permit the public sale thereof. Maker shall maintain such registration for so long as Payee owns Ten Thousand (10,000) or more of such shares. All legal, accounting and related expenses of such registration shall be paid shared equally by Payee and Maker.

      DATED, this 2nd day of August, 1993.

                                   MAKER

                                   U.S. ENERGY CORP.



                                   JOHN L. LARSEN, President




                                   MAX T. EVANS, Secretary


The terms of the above Credit Facility are accepted this day of August, 1993.

                                         THE BRUNTON COMPANY



                                   By:

                                   Title:

                               PROMISSORY NOTE


$200,000.00                         Issued as of the 5th day of August, 1993
                                                           Riverton, Wyoming

FOR VALUE RECEIVED, U.S. ENERGY CORP., a Wyoming corporation in good standing (Debtor), hereby promises to pay to the order of THE BRUNTON COMPANY a Wyoming Corporation ("Creditor") (in lawful money of the United States of America, or with equal value as otherwise expressly permitted herein) at the office of Creditor located at 620 East Monroe, Riverton, Wyoming, 82501., or at such other place as Creditor or a future holder hereof, the principal sum of Two Hundred Thousand dollars and No cents ($200,000.00), together with interest on the unpaid principal balance hereof, all as specified below.

This Promissory Note ("Note") has been issued pursuant to a Credit Facility Agreement dated as of the 2nd day of August, 1993, between Debtor and Creditor (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings indicated in the Credit Agreement.

All interest accruing at the annual percentage rates specified herein shall be calculated on the basis of a 360-day year and actual days elapsed, and any such accrued interest which is not paid when due shall be added to unpaid principal and shall thereafter bear interest in the same manner as the unpaid principal balance hereof. Additionally, notwithstanding any provision of this Note, it is the intent and agreement of Debtor, in the event any obligation to pay interest specified herein is found to violate any applicable law or regulation, that this Note shall be construed or deemed amended so that the interest is reduced to the extent necessary to comply with such applicable law or regulation.

                   1.  PAYMENTS OF PRINCIPAL AND INTEREST

1.1 Interest Rate and Maturity Date During the term hereof, the principal amount hereof, from time to time outstanding, shall bear interest at the rate of 10.0% per annum. The principal amount, with accrued interest, shall be paid pursuant to the Credit Agreement in either cash, or $.01 par value common stock of Debtor or a combination thereof at Creditor's option more fully provided in the Credit Agreement. The principal and interest shall be paid in full on or before October 19, 1993 (the "Maturity Date").

                 2.  EVENTS OF DEFAULT and DEFAULT INTEREST

The failure to cure any default in the payment of principal and interest due pursuant to the terms hereof within five (5) days after such default, shall be deemed to be an event of default ("Event of Default") hereunder and under the Credit Agreement. Any amount which is not paid as of the expiration of five (5) days after its due date shall, together with the remaining unpaid principal balance hereof, thereafter bear interest at the alternative rate (rather than the Standard Rate otherwise applicable hereunder) and in addition to any other amounts payable hereunder by reason thereof equal to twelve percent (12%) per annum (the "Default Rate"), until the Event of Default is fully cured.

                        3.  MISCELLANEOUS PROVISIONS

3.1 Attorneys' Fees Should suit be brought to enforce, interpret or collect any part of this Note, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees and other costs of enforcement and collection.

3.2 Choice of Law and Forum THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF WYOMING, U.S.A., INCLUDING, WITHOUT LIMITATION, ANY WYOMING LAWS GOVERNING USURY OR PERMISSIBLE RATES OF INTEREST. EXCEPT AS SET FORTH BELOW, DEBTOR HEREBY AGREES THAT ANY SUIT TO ENFORCE ANY PROVISION OF, OR TO COLLECT THIS NOTE SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF WYOMING OR THE DISTRICT COURT FOR THE COUNTY OF FREMONT-NINTH JUDICIAL DISTRICT, WYOMING, U.S.A. EACH PARTY HEREBY AGREES THAT SUCH COURTS SHALL HAVE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE WITH RESPECT TO SUCH PARTY, AND EACH PARTY HEREBY SUBMITS TO THE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE OF SUCH COURTS. IN ADDITION TO THE FOREGOING, CREDITOR OR A HOLDER, AT ITS SOLE OPTION, MAY COMMENCE ANY SUCH SUIT IN ANY JURISDICTION IN WHICH DEBTOR HAS HIS RESIDENCE OR WHERE ANY COLLATERAL SECURING THIS NOTE IS LOCATED.


                                         DEBTOR:  U.S. ENERGY CORP.



ATTEST:
                                         JOHN L. LARSEN, President



MAX T. EVANS, Secretary


                               ACKNOWLEDGEMENT


STATE OF WYOMING       )
                       )ss.
COUNTY OF FREMONT      )

      On this               day of August, 1993, personally appeared
before me    JOHN L. LARSEN     who being by me duly sworn did say
that he is the   President   of U.S. Energy Corp. and duly
acknowledged that said instrument was signed on behalf of said company by authority of its bylaws or a resolution of its board of
directors and said    JOHN L. LARSEN     duly acknowledged to me
that said company executed the same.



My Commission Expires:
                                         Notary Public
(NOTARY SEAL)

                               PROMISSORY NOTE


$100,000.00                        Issued as of the 13th day of August, 1993
                                                           Riverton, Wyoming

FOR VALUE RECEIVED, U.S. ENERGY CORP., a Wyoming corporation in good standing (Debtor), hereby promises to pay to the order of THE BRUNTON COMPANY a Wyoming Corporation ("Creditor") (in lawful money of the United States of America, or with equal value as otherwise expressly permitted herein) at the office of Creditor located at 620 East Monroe, Riverton, Wyoming, 82501., or at such other place as Creditor or a future holder hereof, the principal sum of One Hundred Thousand dollars and No cents ($100,000.00), together with interest on the unpaid principal balance hereof, all as specified below.

This Promissory Note ("Note") has been issued pursuant to a Credit Facility Agreement dated as of the 2nd day of August, 1993, between Debtor and Creditor (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings indicated in the Credit Agreement.

All interest accruing at the annual percentage rates specified herein shall be calculated on the basis of a 360-day year and actual days elapsed, and any such accrued interest which is not paid when due shall be added to unpaid principal and shall thereafter bear interest in the same manner as the unpaid principal balance hereof. Additionally, notwithstanding any provision of this Note, it is the intent and agreement of Debtor, in the event any obligation to pay interest specified herein is found to violate any applicable law or regulation, that this Note shall be construed or deemed amended so that the interest is reduced to the extent necessary to comply with such applicable law or regulation.

                   1.  PAYMENTS OF PRINCIPAL AND INTEREST

1.1 Interest Rate and Maturity Date During the term hereof, the principal amount hereof, from time to time outstanding, shall bear interest at the rate of 10.0% per annum. The principal amount, with accrued interest, shall be paid pursuant to the Credit Agreement in either cash, or $.01 par value common stock of Debtor or a combination thereof at Creditor's option more fully provided in the Credit Agreement. The principal and interest shall be paid in full on or before October 19, 1993 (the "Maturity Date").

                 2.  EVENTS OF DEFAULT and DEFAULT INTEREST

The failure to cure any default in the payment of principal and interest due pursuant to the terms hereof within five (5) days after such default, shall be deemed to be an event of default ("Event of Default") hereunder and under the Credit Agreement. Any amount which is not paid as of the expiration of five (5) days after its due date shall, together with the remaining unpaid principal balance hereof, thereafter bear interest at the alternative rate (rather than the Standard Rate otherwise applicable hereunder) and in addition to any other amounts payable hereunder by reason thereof equal to twelve percent (12%) per annum (the "Default Rate"), until the Event of Default is fully cured.

                        3.  MISCELLANEOUS PROVISIONS

3.1 Attorneys' Fees Should suit be brought to enforce, interpret or collect any part of this Note, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees and other costs of enforcement and collection.

3.2 Choice of Law and Forum THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF WYOMING, U.S.A., INCLUDING, WITHOUT LIMITATION, ANY WYOMING LAWS GOVERNING USURY OR PERMISSIBLE RATES OF INTEREST. EXCEPT AS SET FORTH BELOW, DEBTOR HEREBY AGREES THAT ANY SUIT TO ENFORCE ANY PROVISION OF, OR TO COLLECT THIS NOTE SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF WYOMING OR THE DISTRICT COURT FOR THE COUNTY OF FREMONT-NINTH JUDICIAL DISTRICT, WYOMING, U.S.A. EACH PARTY HEREBY AGREES THAT SUCH COURTS SHALL HAVE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE WITH RESPECT TO SUCH PARTY, AND EACH PARTY HEREBY SUBMITS TO THE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE OF SUCH COURTS. IN ADDITION TO THE FOREGOING, CREDITOR OR A HOLDER, AT ITS SOLE OPTION, MAY COMMENCE ANY SUCH SUIT IN ANY JURISDICTION IN WHICH DEBTOR HAS HIS RESIDENCE OR WHERE ANY COLLATERAL SECURING THIS NOTE IS LOCATED.


                                         DEBTOR:  U.S. ENERGY CORP.



ATTEST:
                                         JOHN L. LARSEN, President



MAX T. EVANS, Secretary


                               ACKNOWLEDGEMENT


STATE OF WYOMING       )
                       )ss.
COUNTY OF FREMONT      )

      On this               day of August, 1993, personally appeared
before me    JOHN L. LARSEN     who being by me duly sworn did say
that he is the   President   of U.S. Energy Corp. and duly
acknowledged that said instrument was signed on behalf of said company by authority of its bylaws or a resolution of its board of
directors and said    JOHN L. LARSEN     duly acknowledged to me
that said company executed the same.



My Commission Expires:
                                         Notary Public
(NOTARY SEAL)